                     SEE LAST PAGE FOR RESTRICTIVE LEGEND

                              4.9% CONVERTIBLE NOTE

San Francisco, California                                               $800,000
December 15, 2006

     FOR VALUE RECEIVED, HandHeld Entertainment, Inc., a Delaware corporation,
(the "COMPANY") hereby promises to pay, on or before December 31, 2011 (the
"MATURITY DATE"), to Scott John Paul Worsnop, an individual ("HOLDER"), at the address set forth in Section 6 herein, the principal amount of Eight Hundred
Thousand Dollars ($800,000), and to pay simple interest on the unpaid principal amount from the date hereof at the rate of four and nine-tenths percent (4.9%)
per annum, until payment in full of the principal amount hereof. Interest on the unpaid principal amount shall be payable annually on the anniversary date of this Note.

     This Note is issued pursuant to the terms of that certain Asset Purchase
Agreement entered into by and among the Company, Holder and Scott Worsnop of even date herewith (the "PURCHASE AGREEMENT"). This Note shall be subject to the following terms and conditions:

     1.   CONVERSION OF PRINCIPAL AND INTEREST.

          1.1 Conversion by Holder. Holder may elect, at any time prior to the
Maturity Date to convert the principal on this Note together with accrued and unpaid interest thereon, in whole or in part, into shares of the Company's
Common Stock.

          1.2 Number of Shares Issuable on Conversion. The number of shares issuable upon conversion by Holder ("CONSIDERATION SHARES") shall be equal to that number of shares as is calculated by dividing the principal amount of this
Note, together with any accrued and unpaid interest thereon, by the Value (as defined below) of one share of the Company's Common Stock. For purposes of the above calculation, the "Value" per share of the Company's Common Stock shall be the average of the closing prices of the Company's Common Stock quoted on the
Nasdaq National Market (or similar system) or on any exchange on which the
Company's Common Stock is listed, whichever is applicable ("EXCHANGE"), for the five (5) most recent days upon which trades are reported preceding the Closing
Date (as defined in the Purchase Agreement).

          1.3 Conversion by Company. Company may elect, at any time after the
Company registers the Consideration Shares, to force the conversion of the principal of this Note into the Consideration Shares; provided, however, that the Company may only force such conversion if at the time the Company provides
Holder with the Notice (as defined below), the average of the closing prices of the Company's Common Stock quoted on an Exchange for the five (5) most recent days upon which trades are reported preceding the Notice Date (as also

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defined below) is equal to or greater than twice the Value; and further provided that the trading volume for the Company's Common Stock during the thirty
(30)-trading-day period preceding the Notice Date equals or exceeds fifty thousand (50,000) shares per such trading day. For purposes of this Note,
"REGISTERS" or "REGISTRATION" shall mean the Company preparing and filing with the United States Securities and Exchange Commission a registration statement covering for resale all of the Consideration Shares. For avoidance of doubt, the number of shares issuable upon such forced conversion by Company shall be equal to that number of Consideration Shares determined pursuant to Section 1.2 of this Note.

          1.4 Registration Notice to Holder. Company shall provide Holder with written notice of Company's intent to Register the Consideration Shares
("NOTICE"), which shall be provided to Holder by Company no less than thirty
(30) days prior to the anticipated date (based solely and exclusively on
Company's good-faith expectation of such date) of the registration statement's effectiveness ("NOTICE DATE").

     2.   DEFAULT.

          The following shall be deemed to be events of default hereunder:

          2.1 Nonpayment when due of any principal or interest payment required to be made on the Note;

          2.2 Any affirmative act of insolvency by the Company, or filing by the
Company of any petition or action under any bankruptcy, reorganization, or insolvency law, or any other law or laws for the relief of debtors; and

          2.3 The filing against the Company of any involuntary petition under any bankruptcy statute, or an appointment of any receiver or trustee to take possession of the properties of the Company, unless such petition or appointment is set aside or withdrawn or ceases to be in effect within sixty (60) days from the date of such filing or appointment.

     3.   COMPANY'S RIGHT OF PRE-PAYMENT.

          This Note may be pre-paid by Company at any time prior to the Maturity
Date with thirty (30) days prior written notice to Holder. During such thirty
(30)-day period, Holder shall retain the right to convert the principal on this
Note (together with accrued and unpaid interest thereon) into shares of the
Company's Common Stock pursuant to Section 1 of this Note.

     4.   ACCELERATION.

          4.1 If any one or more of the events of default described in Section 2 hereof shall occur, the Holder, by notice in writing to the Company, may declare the principal of and all accrued interest on the Note then outstanding immediately due and payable without further notice or demand; provided, however, that at any time within fifteen (15) days after such declaration the same may be rescinded and such event of default may be waived by Holder of the Note by written notice from them to the Company.

          4.2 Upon any such acceleration of the maturity of the Note, the
Company will, within thirty (30) days thereof, pay to the Holder the entire principal balance unpaid on such

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Note, together with accrued interest thereon to the date of such payment. If the
Company shall fail to make payment to the Holder as provided above, the Holder shall be entitled and empowered to take such measures as may be appropriate to enforce the Company's obligations under the Note, by judicial proceedings or otherwise. In the event suit shall be brought to enforce payment of this Note, the Company promises to pay reasonable attorneys' fees.

     5.   TRANSFERABILITY.

          This Note is transferable only by the Holder hereof in person or by his, her, or its attorney duly authorized in writing on a register maintained by the Company, upon the surrender of this Note, duly endorsed without recourse, and the Company shall not be required to make any transfer unless and until it receives this Note duly and properly endorsed without recourse by Holder hereof or by his, her, or its attorney duly authorized in writing. Upon the surrender of this Note for transfer of registration hereof, the Company shall issue a new
Note in place hereof, and shall cause such Note to be delivered to the transferee. The Company may treat the registered holder hereof as the absolute owner hereof for the purpose of receiving payment of, or on account of, principal hereof and interest due hereon, for the purpose of effecting the conversion of this Note into shares of Common Stock of the Company, and for all other purposes, and may require guarantee of authenticity of signatures with respect to endorsements.

     6.   NOTICES.

          Any communication or notices hereunder may be delivered or mailed as follows:

          If to Company:
          HandHeld Entertainment, Inc.
          ATTN: Jeffrey Oscodar
          539 Bryan Street, Suite 403
          San Francisco, CA 94107

          If to Holder:
          Scott John Paul Worsnop
          calle Nicaragua 10
          Javea, 03730
          Alicante
          Spain

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          Or to such address as either party may designate to the other party by notice in writing to such other party from time to time.

     7.   INTERPRETATION.

          The validity, interpretation and performance of this Note shall be construed under and controlled by the laws of the State of California, without regard to its choice-of-law principles.

     8.   LEGEND.

          THIS CONVERTIBLE NOTE HAS NOT BEEN REGISTERED UNDER THE FEDERAL
SECURITIES ACT OF 1933, AS AMENDED ("THE ACT") OR ANY STATE SECURITIES LAW. THE
NOTE HAS BEEN ACQUIRED FOR INVESTMENT AND NEITHER SAID NOTE NOR ANY INTEREST
THEREIN MAY BE TRANSFERRED, SOLD OR OFFERED FOR SALE UNLESS (1) THERE IS AN
EFFECTIVE REGISTRATION STATEMENT FOR THE NOTE AS A SECURITY UNDER THE ACT AND
QUALIFICATION UNDER ANY APPLICABLE STATE SECURITIES LAW, (2) SUCH TRANSFER IS
MADE IN COMPLIANCE WITH RULE 144 UNDER THE ACT AND PURSUANT TO QUALIFICATION
UNDER ANY APPLICABLE STATE SECURITIES LAW OR EXEMPTION THEREFROM, OR (3) THERE
IS AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION
AND QUALIFICATION ARE NOT REQUIRED AS TO SAID TRANSFER, SALE OR OFFER.

     IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by its officer thereunto duly authorized, of the day and year first above written.

                                        HANDHELD ENTERTAINMENT, INC.

                                        By: /s/ Jeffrey Oscodar
                                            ------------------------------------
                                            Jeffrey Oscodar, President & Chief
                                            Executive Offer

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